UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2009 (October 2, 2009)
AMERICAN REPROGRAPHICS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 949-5100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Amendment of Credit and Guaranty Agreement.
On October 5, 2009 (the “Effective Date”), American Reprographics Company (the “Company”) and American Reprographics Company, L.L.C. (the “Borrower”), a subsidiary of the Company, entered into a Second Amendment to Credit and Guaranty Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party to the Amendment. Capitalized terms used below but not otherwise defined have the meanings given to them in the Amendment or, if not defined in the Amendment, in the Credit Agreement (as defined below).
Pursuant to the Amendment, the Company’s Credit and Guaranty Agreement dated as of December 6, 2007 (the “Credit Agreement”) was amended to, among other things:
•	Add a new definition of Creditable Excess Cash and amend the definition of Fixed Charge Coverage Ratio to allow for an adjustment of Creditable Excess Cash;
•	Amend the definition of Applicable Rate for any day, for purposes of calculating interest on loans and commitment fees on unused revolving commitments, to reflect the applicable rate per annum specified in the pricing schedule set forth in Schedule 4 to the Amendment, as follows:
Applicable Rate with Respect to
Initial Term Loans, Revolving Loans and Unused Revolving Commitments

	ABR	Eurodollar	Commitment
Leverage Ratio	Spread	Spread	Fee Rate
Category 1
Less than or equal to 2.00 to 1.00	2.25%	3.25%	0.30%

Category 2
Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	2.50%	3.50%	0.375%

Category 3
Greater than 2.50 to 1.00	2.75%	3.75%	0.50%
Applicable Rate with Respect to
Class B Term Loans

	ABR	Eurodollar
Leverage Ratio	Spread	Spread
Category 1
Less than or equal to 2.00 to 1.00	3.25%	4.25%

Category 2
Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	3.50%	4.50%

Category 3
Greater than 2.50 to 1.00	3.75%	4.75%
•	Increase the aggregate amount of foreign subsidiary indebtedness from $10,000,000 to $15,000,000;
•	Reduce the minimum Interest Coverage Ratio as of the last day of the fiscal quarters listed below as follows:

Fiscal Quarter Ending	As Amended
September 30, 2009	2.50:1:00
December 31, 2009	2.00:1.00
March 31, 2010 through September 30, 2010	1.75:1.00
December 31, 2010 through September 30, 2011	2.00:1.00
December 31, 2011	2.50:1.00
March 31, 2012 and thereafter	3.00:1.00
•	Reduce the Fixed Charge Coverage Ratio as of the last day of the fiscal quarters listed below as follows:

Fiscal Quarter Ending	As Amended
September 30, 2009	1.10:1:00
December 31, 2009 and thereafter	1.00:1.00
•	Increase the maximum Leverage Ratio as of the last day of the fiscal quarters listed below as follows:

Fiscal Quarter Ending	As Amended
September 30, 2009	3.00:1:00
December 31, 2009	3.25:1.00
March 31, 2010	3.50:1.00
June 30, 2010 through September 30, 2010	3.85:1.00
December 31, 2010	3.25:1.00
March 31, 2011 and thereafter	3.00:1.00
•	Increase the maximum Senior Secured Leverage Ratio as of the last day of the fiscal quarters listed below as follows:

Fiscal Quarter Ending	As Amended
September 30, 2009 through December 31, 2009	3.00:1:00
March 31, 2010	3.25:1.00
June 30, 2010 through September 30, 2010	3.65:1.00
December 31, 2010 through March 31, 2011	3.00:1.00
June 30, 2011 and thereafter	2.50:1.00

•	Reduce the total revolving commitments from $74,479,000 to $49,479,000, with the reduction to be applied ratably to the revolving commitments of each revolving lender;
•	Provide for a $35,000,000 prepayment to be applied on the business day following the Effective Date to reduce initial term loan installments due on March 31, 2010, June 30, 2010 and September 30, 2010 on a pro rata basis; and
•	Defer to the maturity date $36,071,429 in amortization payments that would have been due in 2011 to consenting lenders that have agreed to provide new Class B Term Loan Commitments under the Amendment.
In exchange for the terms set forth in the Amendment, the Company agreed to pay to each Consenting Lender an amendment fee equal to 0.50% of the amount of each Consenting Lender’s revolving commitment and outstanding term loans as of the Effective Date (as determined on a pro forma basis after giving effect to the $35,000,000 prepayment and reduction of total revolving commitments to $49,479,000). In addition, the Company agreed to pay to each Consenting Lender that has a Class B Term Loan Commitment under the Amendment an amortization deferral fee of 1.00% of such Consenting Lender’s Class B Term Loan Commitment. The Company also agreed to pay fees and expenses to J.P. Morgan Securities, Inc and Wells Fargo Securities, LLC in their capacities as arrangers for the Amendment, and a fee to Bank of America, N.A. for certain services rendered by it in connection with the Amendment.
The description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. A copy of the Company’s press release announcing the effectiveness of the Amendment is filed herewith as Exhibit 99.1. The information contained in the press release filed as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Amendment of Interest Rate Swap Agreement.
On October 2, 2009, the Company and the Borrower amended its existing interest rate swap transaction with Wells Fargo Bank, N.A. as counterparty to the ISDA Master Agreement dated December 19, 2007 (the “ISDA Master Agreement”), which was filed as Exhibit 10.1 to the Form 8-K filed by the Company on December 26, 2007.
As previously disclosed, the Company and the Borrower entered into the initial interest rate swap transaction under the ISDA Master Agreement (the “Initial Swap Transaction”) in order to hedge the floating interest rate risk on the Borrower’s variable rate debt. Under the terms of the Initial Swap Transaction, the Company and the Borrower were required to make quarterly fixed rate payments to the counterparty calculated based on an initial notional amount of $271,562,500 at a fixed rate of 4.1375%, while the counterparty was required to make quarterly floating rate payments to the Company and the Borrower based on the three month London Interbank Offered Rate. In connection with the Amendment described above, the Company and the Borrower entered into a First Amended and Restated ISDA Confirmation (the “Amended Confirmation”) under which the initial notional amount was reduced from $271,562,500 to $210,781,250 to hedge the Company’s existing variable interest rate debt.
The description of the Amended Confirmation contained herein does not purport to be complete and is qualified it its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of the Company approved the Company’s Second Amended and Restated Bylaws (the “Amended Bylaws”), effective October 2, 2009. The Company’s bylaws were amended primarily to clarify the procedures for, and timing of, advance notices by stockholders of nominations of directors and stockholder proposals to be presented at stockholder meetings. In addition, the Amended Bylaws implement certain recent amendments to the Delaware General Corporation Law (“DGCL”) and various editorial and clerical changes. The Amended Bylaws include the following changes:
•	A new Section 15 was added to clarify the procedures for, and timing of, stockholder nominations of directors and proposals to be presented at stockholder meetings, as follows:

Advance Notice of Stockholder Business
•	at an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with Section 15(a);

•	to be properly brought before the annual meeting, business must be brought: (a) by or at the direction of the board of directors or any committee thereof; (b) pursuant to the Company’s notice of meeting; or (c) by a stockholder who is a stockholder of record at the time of giving notice and who is a stockholder of record on the date of giving notice of the meeting through the record date for determination of stockholders entitled to notice of the meeting and, if different, the record date for determination of stockholders entitled to vote at the meeting and who otherwise complies with the notice procedures in Section 15(a);

•	to be timely, the stockholder’s notice must be received by the Company’s secretary not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the preceding year’s annual meeting, provided, however, that if no annual meeting was held in the prior year or the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after the one-year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must be received by the Company’s secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which a public announcement of the date of the annual meeting is first made;

•	an adjournment or postponement of the annual meeting will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice described above;
•	to be in proper form, the stockholder’s notice must provide the information required by Section 15, including: (a) a brief description of the business intended to be brought before the annual meeting, the text of the proposal or business and the reasons for such business; (b) the name and address of the stockholder and any Stockholder Associated Person (as defined in the Amended Bylaws); (c) the class, series and number of shares of the Company that are owned of record and beneficially by the stockholder or any Stockholder Associated Person, and the date such shares were acquired and the investment intent of such acquisition; (d) the investment strategy or objective of the stockholder or Stockholder Associated Person and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder or Stockholder Associated Person; (e) a description of all purchases and sales of securities of the Company by such stockholder or Stockholder Associated Person during the previous 60-day period; (f) a description of all Derivative Transactions (as defined in the Amended Bylaws) by such stockholder or Stockholder Associated Person during the previous 60-day period; (g) the type and number of any option, warrant, convertible security, stock appreciation right or similar right with an exercise, conversion or exchange privilege, or settlement payment or mechanism related to, any security of the Company; (h) any rights to dividends on the shares of the Company owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of stock of the Company; (i) any material interest of the stockholder or a Stockholder Associated Person in the Company’s business; and (j) a statement whether either the stockholder or Stockholder Associated Person intends, or is part of a group that intends, to deliver a proxy statement and/or form of proxy to holders of our shares sufficient to obtain approval on the matter proposed. The notice must be supplemented so that the information provided in the notice is correct as of the record date for determining stockholders entitled to notice and, if different, the record date for stockholders entitled to vote at the meeting;

Advance Notice of Director Nominations at Annual Meetings
•	at an annual meeting of stockholders, only persons who are nominated in accordance with Section 15(b) shall be eligible for election;

•	to be properly brought before the annual meeting, nominations of individuals to serve as directors must be brought: (a) by or at the direction of the board of directors or any committee thereof; (b) pursuant to the Company’s notice of meeting; or (c) by a stockholder who is a stockholder of record at the time of giving notice and is a stockholder of record on the date of giving notice of the meeting through the record date for determination of stockholders entitled to notice of the meeting and, if different, the record date for determination of stockholders entitled to vote at the meeting and who otherwise complies with the notice procedures in Section 15(b);
•	to be in proper form, the stockholder’s notice for a director nomination must provide as to each nominee proposed by the stockholder: (a) the name, age, business address and residence of the nominee; (b) the principal occupation or employment of the nominee; (c) the class, series and number of shares of the Company that are owned of record and beneficially by the nominee, and the date such shares were acquired and the investment intent of such acquisition; (d) a description of all purchases and sales of securities of the Company by such nominee during the previous 60-day period; (e) a description of all Derivative Transactions (as defined in the Amended Bylaws) by such nominee during the previous 60-day period; (f) the type and number of any option, warrant, convertible security, stock appreciation right or similar right with an exercise, conversion or exchange privilege, or settlement payment or mechanism related to, any security of the Company; (g) any rights to dividends on the shares of the Company owned beneficially by the nominee that are separated or separable from the underlying shares of stock of the Company; (h) any material interest of the nominee in the Company’s business; (i) a description of all arrangements or understandings between the stockholder and the nominee and any other person(s) pursuant to which nominations are made by the stockholder; (j) a written statement by the nominee acknowledging that as a director of the company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and (k) any other information required to be disclosed in proxy solicitations for the election of directors under Regulation 14A under the Securities and Exchange Act of 1934. In addition, the stockholder giving notice for a director nomination must also give the information required to be provided under clauses (c) through (i) above as to the stockholder and any Stockholder Associated Person.
•	at the request of the board of directors, any person nominated by a stockholder must furnish to the Company’s secretary the information required in the immediately preceding item and such additional information as the Company may require to determine the eligibility of such nominee to serve as an independent director or that could be material to a reasonable investor’s understanding of the independence, or lack thereof, of the nominee. If that information is not provided, the stockholder’s notice will not be considered in proper form;
Special Meetings of Stockholders
•	Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting only (a) by or at the direction of the board of directors or any committee thereof; or (b) by any stockholder who complies with the advance notice provision in Section 15(b), who is a stockholder of record at the time of giving notice and is a stockholder of record on the date of giving notice of the meeting through the record date for determination of stockholders entitled to notice of the meeting and, if different, the record date for determination of stockholders entitled to vote at the meeting;

•	to be timely, such notice must be delivered to the Company’s secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such meeting; or (b) the 10th day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting;
•	an adjournment or postponement of a special meeting will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice described above;
Other Requirements and Rights
•	a stockholder must comply with all applicable requirements of state law and the Securities Exchange Act of 1934, as amended, and the rules thereunder with respect to the matters set forth in Section 15;

•	Section 15 is not intended to affect the right of a stockholder to request inclusion of a proposal in the Company’s proxy statement pursuant to Rule 14a-8;

•	If the stockholder (or qualified representative of the stockholder) does not appear at the annual or special meeting to present proposed business or a nomination, the proposed business shall not be transacted and the proposed nomination shall be disregarded.

Prior to the Amended Bylaws, Sections 5 and 6 of the Company’s Amended and Restated Bylaws provided that nominations and other business to be brought by stockholders before a meeting of stockholders were to be made only: (a) pursuant to the Company’s notice of meeting (in the case of an annual meeting); (b) by or at the direction of the board of directors; or (c) by any stockholder who was a stockholder of record at the time of giving notice, who was entitled to vote at the meeting and who otherwise complied with the notice procedures in such sections. For a stockholder notice to be timely, it must have been delivered not later than 90 days and not earlier than 120 days before the first anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting had been changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder to be timely must have been so received not earlier than the close of business on the 120th day prior to the meeting and not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the day on which public announcement of the meeting is made. Such stockholder’s notice for annual meetings and for director nominations at special meetings must have included: (i) as to each nominee, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A; (ii) as to any other business that the stockholder proposed to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder and of such beneficial owner, (B) the class and number of our shares which were owned beneficially and of record by such stockholder and such beneficial owner and (C) whether the stockholder or beneficial owner intend to deliver a proxy statement or form of proxy to holders of a sufficient number of votes to elect the nominee or carry the proposal.

•	Section 35 was amended to clarify that shares of the Company may be represented by certificates, provided that the Board of Directors provides for uncertificated shares by resolution.
•	Section 38 was amended to implement recent amendments to the DGCL to permit the Board of Directors to fix different record dates for stockholders entitled to notice of meetings and stockholders entitled to vote at meetings.
•	Section 44(h) was amended to clarify and reflect recent Delaware caselaw and implement recent amendments to the DGCL to provide that the right to indemnification and advancement of expenses under Section 44 shall be deemed a contract between the Company and the indemnified person and that amendments of Section 44 shall be prospective only and shall not affect the rights and protections of such section for any action or omission occurring prior to the amendment.
The description of the Amended Bylaws contained herein does not purport to be complete and is qualified it its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of American Reprographics Company.

10.1
Second Amendment to Credit and Guaranty Agreement dated as of October 5, 2009 by and among American Reprographics Company, American Reprographics Company, L.L.C., JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other lenders named therein.

10.2	First Amended and Restated ISDA Confirmation dated October 2, 2009 by and among American Reprographics Company, American Reprographics Company, L.L.C. and Wells Fargo Bank, N.A.

99.1	American Reprographics Company Press Release dated October 6, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2009	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of American Reprographics Company.

10.1
Second Amendment to Credit and Guaranty Agreement dated as of October 5, 2009 by and among American Reprographics Company, American Reprographics Company, L.L.C., JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other lenders named therein.

10.2	First Amended and Restated ISDA Confirmation dated October 2, 2009 by and among American Reprographics Company, American Reprographics Company, L.L.C. and Wells Fargo Bank, N.A.

99.1	American Reprographics Company Press Release dated October 6, 2009.